                                                                   EXHIBIT 99.2


                           CERTIFICATION OF PRESIDENT
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the "Company") for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Michael J. Mayell, President of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:    May 15, 2003

                                            /s/ Michael J. Mayell
                                            -----------------------------------
                                            Michael J. Mayell
                                            President